UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2018

BRISSET BEER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54452	80-0778461
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

370 Guy Street, Suite G9, Montreal, Quebec, Canada	H3J 1S6
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (514) 906-6851

_____________
 (Former name or former address, if changed since last report)

With a copy to:
Philip Magri, Esq.
Magri Law Firm, LLC
2642 NE 9th Avenue
Fort Lauderdale, FL 33334
T: 646.502.5900
F: 646.826.9200
pmagri@magrilaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Company's Certifying Accountant.

a)	On April 18, 2018, Brisset Beer International, Inc., a Nevada corporation (the "Company"), dismissed its independent registered public accounting firm, ZBS Group, LLC ("ZBS Group").

None of the reports of ZBS Group, on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company's audited financial statements contained in its Annual Report on Form 10-K for the fiscal year ended May 31, 2016 (the "2016 Form 10-K"), filed with the Securities and Exchange Commission (the "Commission") on August 30, 2016, and Amendment No. 1 to the 2016 Form 10-K filed with the Commission on March 19, 2018, contained a going concern qualification in the Company's audited financial statements.  The Company has not yet filed its Annual Report on Form 10-K for the fiscal year ended May 31, 2017.  See Item 4.02 below.

During the two most recent fiscal years and through the date of dismissal, there were (i) no disagreements between the Company and ZBS Group on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of ZBS Group, would have caused ZBS Group to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided ZBS Group with a copy of this Form 8-K and requested that ZBS Group furnish it with a letter addressed to the Commission stating whether or not ZBS Group agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(a)
On April 18, 2018, the Company's Board of Directors approved the engagement of Fruci & Associates II, PLLC ("Fruci & Associates") as its principal accountant to audit the Company's financial statements and review the Company's unaudited interim financial reports. During the Company's two most recent fiscal years or subsequent interim period until the date of engagement, the Company has not consulted Fruci & Associates regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did the entity of Fruci & Associates provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted the entity of Fruci & Associates on any matter that was the subject of a disagreement or a reportable event.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description:
16.1	Letter from ZBS Group, LLC

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISSET BEER INTERNATIONAL, INC.

Dated: April 27, 2018	By:	/s/ Stephane Pilon
Stephane Pilon
Chief Executive Officer, President, Secretary & Treasurer
(Principal Executive Officer)
(Principal Financial and Accounting Officer)